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                                                                    EXHIBIT 23.2

                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included or made a part of this Form S-4 Registration Statement.



                                                         /s/ Arthur Andersen LLP


November 16, 2000